                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 22, 2003


                            STRUCTURED PRODUCTS CORP.

             (Exact name of registrant as specified in its charter)


DELAWARE                            001-13668                   13-3692801
--------                            ---------                   ----------
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)    (IRS EMPLOYER
INCORPORATION OR  ORGANIZATION)                                 IDENTIFICATION NUMBER)

388 GREENWICH STREET, NEW YORK, NEW YORK                                 10013
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 816-7496.

Item 1. Changes in Control of Registrant.

        NOT APPLICABLE.

Item 2. Acquisition or Disposition of Assets.

        NOT APPLICABLE.

Item 3. Bankruptcy or Receivership.

        NOT APPLICABLE.

Item 4. Changes in Registrant's Certifying Accountant.

        NOT APPLICABLE.

Item 5. Other Events.

        NOT APPLICABLE

Item 6. Resignations of Registrant's Directors.

        NOT APPLICABLE.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

        (a) NOT APPLICABLE.

        (b) NOT APPLICABLE.

        (c) EXHIBITS:

            1. TRUSTEE'S REPORT WITH RESPECT TO THE DECEMBER 22, 2003 DISTRIBUTION DATE FOR THE TIERS PRINCIPAL - PROTECTED ASSET BACKED CERTIFICATES TRUST SERIES NASDAQ 2000-15

Item 8. Change in Fiscal Year

        NOT APPLICABLE.

Item 9. Regulation FD Disclosure

        NOT APPLICABLE.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               By:  /S/ Mark C. Graham
                                               --------------------------------
                                               Name:   Mark C. Graham
                                               Title:  Authorized Signatory

January 5, 2004

EXHIBIT INDEX


Exhibit                                                                    Page

 1        Trustee's Report with respect to the December 22, 2003
          Distribution Date for the TIERS Principal - Protected Asset        6
          Backed Certificates Trust Series Nasdaq 2000-15